UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 15, 2018

COCA-COLA BOTTLING CO. CONSOLIDATED

(Exact name of registrant as specified in its charter)

Delaware	0-9286	56-0950585
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4100 Coca-Cola Plaza, Charlotte, North Carolina 28211

(Address of principal executive offices) (Zip Code)

(704) 557-4400

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.Submission of Matters to a Vote of Security Holders.

(a)	On May 15, 2018, Coca‑Cola Bottling Co. Consolidated (the “Company”) held its 2018 annual meeting of stockholders (the “Annual Meeting”).

(b)

At the Annual Meeting, the Company’s stockholders (i) elected all 13 of the Company’s nominees for director to serve for a term of one year or until their successors are duly elected and qualified; (ii) ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for fiscal 2018; and (iii) approved the Coca‑Cola Bottling Co. Consolidated Long-Term Performance Equity Plan. Each of these proposals is further described in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on March 26, 2018.

The final voting results for each of the proposals submitted to the Company’s stockholders at the Annual Meeting are as follows:

1.	Election of directors:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
J. Frank Harrison, III	48,359,345	1,645,360	1,059,186
Sharon A. Decker	48,937,328	1,067,377	1,059,186
Morgan H. Everett	49,809,113	195,592	1,059,186
Henry W. Flint	48,264,004	1,740,701	1,059,186
James R. Helvey, III	49,962,484	42,221	1,059,186
William H. Jones	49,968,441	36,264	1,059,186
Umesh M. Kasbekar	49,811,821	192,884	1,059,186
Jennifer K. Mann	49,849,171	155,534	1,059,186
James H. Morgan	48,937,940	1,066,765	1,059,186
John W. Murrey, III	49,959,287	45,418	1,059,186
Sue Anne H. Wells	49,850,437	154,268	1,059,186
Dennis A. Wicker	48,793,545	1,211,160	1,059,186
Richard T. Williams	49,970,673	34,032	1,059,186

2.	Ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for fiscal 2018:

Votes For	Votes Against	Abstentions	Broker Non-Votes
50,992,491	56,654	14,746	-

3.	Approval of the Coca‑Cola Bottling Co. Consolidated Long-Term Performance Equity Plan:

Votes For	Votes Against	Abstentions	Broker Non-Votes
49,930,621	59,161	14,923	1,059,186

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COCA-COLA BOTTLING CO. CONSOLIDATED

Date: May 16, 2018	By:	/s/ E. Beauregarde Fisher III
E. Beauregarde Fisher III Executive Vice President, General Counsel and Secretary